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                                                           Exhibit (10)(xiv)(b)



                                  BORDEN FOODS
                              1997 INCENTIVE PLAN


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
Participation            All Associates
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Financial Measurement    EBIT and EVA
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Target Award             60% of salary for CEO
                         40% of salary for Senior Team
                         30% of salary for exempt associates in salary grades 23 to 26
                         25% of salary for exempt associates in salary grades 20 to 22
                         20% of salary for exempt associates in salary grades 17 to 19
                         15% of salary for exempt associates in salary grades 14 to 16
                         10% of salary for exempt associates in salary grades 9 to 13
                          5% of salary for all other associates
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Target Weight            100% Financial
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Award Amount             Once EBIT goal is achieved, the incentive pool will be funded up to the target award amount.
                         Any earnings in excess of this amount will be shares with 2/3 allocated to the company and 1/3 allocated to the incentive pool
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Award Allocation         Individual awards are determined based on evaluation of 27 defined behaviors. The score translates to a performance percentage based on a matrix.
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Banking                  None
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Award Payment            The incentive pool is divided by the sum of the performance percentages times the incentive targets to establish an adjustment factor to manage incentive payments within the allocated pool.
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